UBS PACESM Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") and the Statement of Additional Information ("SAI"), each dated November 30, 2006

March 1, 2007

Dear Investor,

The purpose of this supplement is to notify you of the appointment of Copper Rock Capital Partners, LLC ("Copper Rock") to serve as an investment advisor for UBS PACE Small/Medium Co Growth Equity Investments (the "Fund") as a replacement for another one of the Fund's investment advisors.

A significant service you receive with the UBS PACE Select Advisors Trust (the "Trust") is the ongoing review and due diligence by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") of the Trust's investment advisors. At the recommendation of UBS Global AM, the Trust's board of trustees (the "Board") replaced Delaware Management Company, which sub-advised a portion of the Fund's portfolio until February 28, 2007, with a new investment advisor, Copper Rock. Copper Rock has assumed management responsibility with respect to a portion of the Fund's portfolio effective March 1, 2007. ForstmannLeff LLC and Riverbridge Partners, LLC continue to manage portions of the Fund's portfolio as allocated by UBS Global AM.

The Fund's new investment advisor and related changes in the Fund's investment strategies are described in greater detail below. A segment of the Fund's portfolio is being realigned to reflect the proprietary investment strategies of the new investment advisor. As a result of this realignment, the Fund may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. These realized capital gains may increase the Fund's taxable distributions for the current year.

As a result of these changes, the Prospectuses and SAI dated November 30, 2006 are revised as follows:

The section captioned "Principal investment strategies" on page 64 of the Multi-Class Prospectus and page 66 of the Class P Prospectus is revised by replacing the third and fourth paragraphs in their entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, has selected Copper Rock Capital Partners, LLC ("Copper Rock"), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") to serve as the fund's investment advisors. UBS Global AM allocates the fund's assets among the three investment advisors and may change the allocation at any time. The relative value of each investment advisor's share of the fund's assets also may change over time.

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In managing its segment of the fund's assets, Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock believes that incremental margin expansion and proven management are key factors that propel a company's growth. For its portion of the fund's assets, Copper Rock will typically hold 55 to 75 equity positions that are diversified across sectors and industries. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

The section captioned "Investment advisors and portfolio managers" sub-headed "UBS PACE Small/Medium Co Growth Equity Investments" beginning on page 122 of the Multi-Class Prospectus and page 120 of the Class P Prospectus is revised by replacing first nine paragraphs in their entirety with the following:

UBS PACE Small/Medium Co Growth Equity Investments. Copper Rock Capital Partners, LLC ("Copper Rock"), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") serve as investment advisors for UBS PACE Small/Medium Co Growth Equity Investments. Copper Rock is located at 200 Clarendon Street, Boston, Massachusetts 02116. Copper Rock was founded and has been managing funds since 2005 and has held its investment management responsibilities for the fund since March 1, 2007. As of January 31, 2007 Copper Rock had over $1.4 billion in assets under management.

Tucker Walsh and Michael Malouf, CFA are primarily responsible for the day-to-day management of Copper Rock's portion of the fund's assets. Mr. Walsh is the founder and Chief Executive Officer of Copper Rock. Prior to founding Copper Rock in 2005, Mr. Walsh worked for State Street Research from 1997 to 2005 and served as Managing Director and Head of the Small Cap Growth team beginning in 1999. Prior to that, he was an Equity Analyst at Chilton Investment Company, Merrill Lynch and SG Cowen Asset Management.

Mr. Malouf is also a founding partner and President of Copper Rock. Prior to joining the firm in 2005, he was self-employed from 2003 to 2005, during which time he focused on real estate development and advised Primena Corporation (from 2004 to 2005), a company that provides three dimensional graphics to investment professionals. Prior to that period, Mr. Malouf held the position of Managing Director and Head of Small Cap Growth Investing at Neuberger Berman from 1998 to 2002. Prior to his employment with Neuberger Berman, he held the position of Small Cap Portfolio Manager at RCM Capital Management. Messrs. Walsh and Malouf lead a team of four other investment professionals, one of whom is a dedicated senior trader.

The section captioned "The funds and their investment policies" sub-headed "UBS PACE Small/Medium Co Growth Equity Investments" on page 12 of the SAI is revised by replacing the second sentence in its entirety with the following:

Copper Rock Capital Partners, LLC ("Copper Rock"), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge") serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" sub-headed "UBS PACE Small/Medium Co Growth Equity Investments" on page 93 of the SAI is deleted in its entirety and replaced with the following:

Under the current Advisory Agreements for this fund with Copper Rock Capital Partners, LLC ("Copper Rock"), ForstmannLeff LLC ("ForstmannLeff") and Riverbridge Partners, LLC ("Riverbridge"), UBS Global AM

(not the fund) pays Copper Rock a fee in the annual amount of 0.45% for the first $100 million of the fund's average daily net assets that it manages and 0.40% of the fund's average daily net assets that it manages in excess of $100 million; ForstmannLeff a fee in the annual amount of 0.45% for the first $100 million of the fund's average daily net assets that it manages and 0.40% of the fund's average daily net assets that it manages in excess of $100 million; and Riverbridge a fee in the annual amount of 0.40% of the average daily net assets of the fund that it manages. For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to Delaware Management Company (a former investment advisor to the fund), ForstmannLeff and Riverbridge of $1,825,959, $1,518,035, and $1,367,866, respectively. Copper Rock was not yet serving as an investment advisor to the fund, and thus neither UBS Global AM nor UBS Global AM (US) paid or accrued investment advisory fees to Copper Rock during these periods.

Copper Rock is 60% owned by Old Mutual Asset Management, and 40% owned by the firm's employees. ForstmannLeff is 100% employee-controlled. Riverbridge is a 100% employee-owned firm.

The heading "UBS PACE Small/Medium Co Growth Equity Investments—Delaware Management Company, ForstmannLeff LLC and Riverbridge Partners, LLC" in the "Proxy voting policies and procedures" section on page 128 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Small/Medium Co Growth Equity Investments—Copper Rock Capital Partners, LLC, ForstmannLeff LLC and Riverbridge Partners, LLC

The section captioned "Proxy voting policies and procedures" sub-headed "Delaware Management Company" beginning on page 128 of the SAI is deleted in its entirety and replaced with the following:

Copper Rock Capital Partners, LLC. Copper Rock will vote proxies on behalf of its segment of the fund pursuant to its Proxy Voting Policy. Copper Rock acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Copper Rock has retained Institutional Shareholder Services ("ISS") to research and vote proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies helps ensure that Copper Rock votes in the best interest of its clients and insulates Copper Rock's voting decisions from potential conflicts of interest.

Copper Rock has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS's independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value. Pursuant to these policies, proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals: (i) election of directors (uncontested); (ii) approval of independent auditors; (iii) executive compensation plans; and (iv) routine corporate structure, share issuance, allocations of income, scrip dividend proposals, increases in capital or par value, and share repurchase plans. At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against shareholder proposals motivated by political, ethical or social concerns. Such proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. The following are examples of proposals that are voted on a case-by-case basis: (i) reorganizations/restructurings; (ii) amendments to the articles of association; (iii) non-executive director compensation proposals (cash and share based components); (iv) increasing borrowing powers; and (v) debt issuance requests.

Copper Rock also reserves the right to override ISS vote recommendations under certain circumstances. Copper Rock will only do so if it believes that changing such vote is in the best interest of clients. All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the ISS recommendation.

Copper Rock has appointed the manager of its operations to act as proxy coordinator. The proxy coordinator interacts with ISS, ensuring proxies for which Copper Rock is responsible to vote are forwarded to ISS and overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis.

Occasions may arise during the voting process in which the best interest of clients conflicts with that of Copper Rock. In these situations, ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and ISS before such conflict of interest existed. Conflicts of interest generally include (i) Copper Rock's having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies; or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients. If Copper Rock determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

The heading "UBS PACE Small/Medium Co Growth Equity Investments—Delaware Management Company, ForstmannLeff LLC and Riverbridge Partners, LLC" in the "Portfolio managers" section on page 166 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Small/Medium Co Growth Equity Investments—Copper Rock Capital Partners, LLC, ForstmannLeff LLC and Riverbridge Partners, LLC

The section captioned "Portfolio managers" sub-headed "Delaware Management Company" beginning on page 166 of the SAI is deleted in its entirety and replaced with the following:

Tucker Walsh and Michael Malouf are the portfolio managers responsible for the day-to-day management of Copper Rock's portion of the fund's assets.

The following table provides information relating to other accounts managed by Messrs. Walsh and Malouf as of January 31, 2007:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	11	4	24
Number of Accounts Managed with Performance-Based Advisory Fees	N/A	N/A	N/A
Assets Managed (in millions)	$520.8	$192.4	$767.4
Assets Managed with Performance-Based Advisory Fees (in millions)	N/A	N/A	N/A

Potential conflicts of interest. Copper Rock's investment personnel may be part of a portfolio management team serving numerous other accounts for multiple clients of Copper Rock. These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts, and trading desk personnel (collectively, "the portfolio management team") provide services for multiple clients simultaneously. A summary of certain portfolio conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may encounter.

Copper Rock may receive differing rates of compensation from its advisory clients, and the level of profitability to Copper Rock of each of its advisory clients may differ (e.g., clients may demand different levels of service or have larger, smaller, or multiple relationships with Copper Rock). Portfolio management team personnel may also make personal investments in accounts they manage or support.

Portfolios sharing the same product type are managed similarly, and such portfolios generally have the same percentages ownership in their underlying portfolio holdings, unless there are client-specific restrictions in place. Differentials in underlying holdings percentages may also exist due to rounding. In some instances, the Copper Rock portfolio management team may not be able to acquire enough of a certain security to fill all orders across all client portfolios. In such cases, Copper Rock has a written procedure that requires the available allotment to be distributed on a pro-rata basis across the appropriate portfolios.

Compensation. Copper Rock compensates its portfolio managers with a competitive fixed salary and potential for bonus. Bonuses are based on the profitability of Copper Rock. In addition, Messrs. Walsh and Malouf each have substantial equity ownership in Copper Rock and receive a share of any net profits earned by Copper Rock.

Ownership of fund shares. As of January 31, 2007, Messrs. Walsh and Malouf owned no shares of the fund.